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                                                                    EXHIBIT 32.2

                              JMG Exploration, Inc.
                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

      In connection with this annual report on Form 10-K of JMG Exploration, Inc. for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof, I, David C. Ho, Acting Chief Financial Officer of JMG Exploration, Inc., do hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      1. This Form 10-K for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      2. The information contained in this Form 10-K for the fiscal year ended December 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of JMG Exploration, Inc. for the periods presented therein.

Date: September 11, 2006           By:  /s/ David C. Ho
                                        ---------------------------------------
                                        David C. Ho
                                        Acting Chief Financial Officer
                                        (Principal Financial Officer)